UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number:  811-00642

Deutsche International Fund, Inc.
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert
60 Wall Street
New York, NY 10005
(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	10/31/2014

ITEM 1.	REPORT TO STOCKHOLDERS

October 31, 2014

Annual Report

to Shareholders

Deutsche Global Equity Fund

(formerly DWS Global Equity Fund)

Contents
3 Letter to Shareholders
4 Portfolio Management Review
10 Performance Summary
12 Investment Portfolio
18 Statement of Assets and Liabilities
20 Statement of Operations
22 Statement of Changes in Net Assets
23 Financial Highlights
29 Notes to Financial Statements
43 Report of Independent Registered Public Accounting Firm
44 Information About Your Fund's Expenses
46 Tax Information
47 Advisory Agreement Board Considerations and Fee Evaluation
52 Board Members and Officers
57 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. The fund may lend securities to approved institutions. Stocks may decline in value. See the prospectus for details.

Deutsche Asset & Wealth Management represents the asset management and wealth management activities conducted by Deutsche Bank AG or any of its subsidiaries, including the Advisor and DeAWM Distributors, Inc.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE  NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Shareholder:

I am very pleased to tell you that the DWS funds have been renamed Deutsche funds, aligning more closely with the Deutsche Asset & Wealth Management brand. We are proud to adopt the Deutsche name — a brand that fully represents the global access, discipline and intelligence that support all of our products and services.

Deutsche Asset & Wealth Management combines the asset management and wealth management divisions of Deutsche Bank to deliver a comprehensive suite of active, passive and alternative investment capabilities. Your investment in the Deutsche funds means you have access to the thought leadership and resources of one of the world’s largest and most influential financial institutions.

In conjunction with your fund’s name change, please note that the Deutsche funds’ Web address has changed as well. The former dws-investments.com is now deutschefunds.com.

In addition, key service providers have been renamed as follows:
Former Name	New name, effective August 11, 2014
DWS Investments Distributors, Inc.	DeAWM Distributors, Inc.
DWS Trust Company	DeAWM Trust Company
DWS Investments Service Company	DeAWM Service Company

These changes have no effect on the day-to-day management of your investment, and there is no action required on your part. You will continue to experience the benefits that come from our decades of experience, in-depth research and worldwide network of investment professionals.

Thanks for your continued support. We appreciate your trust and the opportunity to put our capabilities to work for you.

Best regards,
Brian Binder
President, Deutsche Funds

Portfolio Management Review (Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 10 through 11 for more complete performance information.

Investment Process
Portfolio management aims to add value through stock selection. In choosing securities, portfolio management employs a bottom-up selection process to identify companies it believes are well positioned for growth. Portfolio management utilizes a proprietary investment process designed to identify attractive investments utilizing proprietary research, including regional and sector research, conducted by in-house analysts. The investment process also takes into consideration various valuation metrics to assess the attractiveness of stocks and assists portfolio management in devising allocations among investable securities.

Deutsche Global Equity Fund returned 4.45% during the 12-month period ended October 31, 2014, vs. a return of 7.77% for its benchmark, the MSCI All-Country (AC) World Index. The fund comfortably outperformed the –0.04% average return of the funds in its Morningstar peer group, Foreign Large Blend Funds.

Despite geopolitical disruptions and intermittent concerns about the outlook for the world economy, the global equity markets delivered a healthy return during the past 12 months. The U.S. market led the way, thanks in part to continued gains in corporate earnings and the stronger growth of the U.S. economy relative to its global peers. In addition, the U.S. Federal Reserve Board (the Fed) remained steadfast in keeping its "lower for longer" interest-rate policy even as it wrapped up its stimulative quantitative easing program. With this as the backdrop, U.S. equities attracted investors due to their role as a relative "safe haven." International stocks, while also providing positive returns, finished behind the return of U.S. equities. Although the central banks in Europe and Japan both remained committed to providing aggressive monetary stimulus to their respective economies, investors remained concerned about the stubbornly slow growth in both regions. The sluggish nature of global growth trends also weighed on the performance of emerging-markets stocks during the past 12 months.

Fund Performance

Relative to the benchmark, the fund’s performance was helped by an underweight position in the financial and energy sectors, which lagged, and an overweight to health care, which outperformed. On the other side of the ledger, our overweight positions in industrials and materials, as well as an underweight in utilities, detracted from performance.

In terms of individual stock selection, our performance benefited from having four holdings taken over or bid for during the course of the period: Beam, Inc.,* DIRECTV, Allergan, Inc. and Monster Beverage Corp.

* Not held in the portfolio as of October 31, 2014.

Outside of this group, the largest individual contributor was Canadian Pacific Railway Ltd. The stock was propelled by the success of the new management team in turning around the company’s operations, as well as by the positive impact of improving North America economic growth on shipping volumes. Our position in Amphenol Corp. also boosted returns, as the stock performed well behind the rising demand for its electrical and fiberoptic connectors. CBRE Group, Inc., a commercial real estate broker, and Alliance Data Systems Corp., which benefited from its clients’ increased need for electronic-payment and customer-loyalty solutions, also contributed to the fund’s 12-month results.

On the negative side, we lost ground through our position in the U.K.-based software company Aveva Group PLC. The company announced a profit warning in September due to headwinds for oil and gas exploration companies, its primary end market. The fund’s investments in the precious-metals miner Agnico Eagle Mines Ltd. also detracted from performance amid the sharp decline in the prices of gold and silver. Similarly, the sliding price of crude oil was a headwind for our investment in the exploration and production company Noble Energy, Inc. Sa Sa International Holdings Ltd.* was another detractor of note. The company faced several headwinds from the Hong Kong retail market, in combination with concerns regarding profit margin pressures stemming from heavy discounts and promotions. Seeing the potential for deceleration in Chinese visitor growth and continued weakness in the Hong Kong retail sector, we elected to sell the position.

* Not held in the portfolio as of October 31, 2014.

Outlook and Positioning

The fund closed the annual period with overweight positions in the consumer staples, health care, industrials and materials sectors. Conversely, the fund held underweight positions in slower-growth sectors such as utilities, telecommunications services, financials and energy. These relative weightings were not a "top-down" sector call, but an indication that we found the best combination of growth and value in these areas.

As of October 31, 2014, 50% of the portfolio was invested in the United States, 45% in the developed international markets and 5% in the emerging markets. The fund remained overweight in the international markets vs. the benchmark, as we continued to find a higher representation of reasonably valued growth companies overseas. Within the international segment, we continued to hold an overweight position in emerging-markets stocks. We achieved this exposure through direct investments in emerging-markets companies and positions in developed-market companies with above-average exposure to the developing world. The emerging markets, and particularly the smaller markets within the asset class, are home to a number of stocks with the growth characteristics we seek.

As is the case across the entire portfolio, we employed a flexible, valuation-sensitive approach in the emerging markets. We elected to sell or reduce positions in stocks that had reached our price targets or where the fundamental thesis had played out, such as Fomento Economico Mexicano SAB de CV ("Femsa"),* PT Gudang Garam Tbk,* ICICI Bank Ltd.* and Ginko International Co., Ltd.* We rotated the proceeds of these sales into high-growth companies that we saw as offering more compelling valuations, such as the Brazilian toll road operator CCR SA, the Brazilian private education company Estacio Participacoes SA and the Malaysian hospital operator IHH Healthcare Bhd.

* Not held in the portfolio as of October 31, 2014.

"As always, we remain focused on delivering outperformance through the quality of our stock picking, and not by making large ‘macro‘ bets or taking on excessive risk."

We engaged in similar activity within the developed-markets portion of the portfolio, selling or reducing positions in strong performers such as Yelp, Inc.,* Tractor Supply Co.,* ASML Holding NV* and Pentair Ltd.,* and purchasing shares in Express Scripts Holding Co. and Assa Abloy AB, a producer of locking solutions.

* Not held in the portfolio as of October 31, 2014.

On a net basis, these moves resulted in reduction in the total number of stocks in the fund. We believe a greater focus on our best ideas is appropriate following a multiyear period that has seen overall market valuations increase substantially.

Ten Largest Common Stocks at October 31, 2014 (23.3% of Net Assets)	Country	Percent
1. Fresenius Medical Care AG & Co. KGaA Manufacturer and distributor of equipment and products for dialysis patients	Germany	3.4%
2. Amphenol Corp. Designs, manufactures and markets electrical, electronic and fiber optic connectors	United States	2.8%
3. Canadian Pacific Railway Ltd. Provides freight and intermodal services	Canada	2.4%
4. Express Scripts Holding Co. A full service pharmacy benefit management & specialty managed care company	United States	2.3%
5. Anheuser-Busch InBev NV Beer brewing company	Belgium	2.3%
6. Brookfield Asset Management, Inc. Asset management company focused on the real estate and power generation sectors	Canada	2.3%
7. Praxair, Inc. Producer of industrial gases and specialized coatings	United States	2.1%
8. MasterCard, Inc. Offers transaction processing and related services	United States	1.9%
9. Pall Corp. Designs, manufactures, & markets multi filtration and separation products	United States	1.9%
10. Colfax Corp. Manufactures a broad range of fluid handling products	United States	1.9%
Portfolio holdings and characteristics are subject to change.
For more complete details about the fund's investment portfolio, see page 12. A quarterly Fact Sheet is available on deutschefunds.com or upon request. Please see the Account Management Resources section on page 57 for contact information.

We continue to believe that the stocks of companies with superior revenue and profit growth should outperform in an environment of sluggish global economic activity. Accordingly, our bottom-up strategy is geared toward identifying companies with the type of sustainable, above-average growth that should enable their stocks to perform well irrespective of economic and market "noise." We are encouraged that we are still finding attractive values in many high-quality growth companies even after the strong market performance of the past few years.

Portfolio Management Team

Nils E. Ernst, PhD, Director

Portfolio Manager of the fund. Began managing the fund in 2013.

— Joined Deutsche Asset & Wealth Management in 2004 after two years of industry experience as an Investment Consultant at FERI Institutional Management GmbH, while completing his doctoral studies.

— Portfolio Manager for Global Equities: Frankfurt.

— Completed Bank Training Program ("Bankkaufmann") at Landesbank Hessen-Thueringen, Frankfurt; Master's Degree and PhD in Business Administration ("Diplom-Kaufmann" and "Dr.rer.pol.") from Otto Beisheim Graduate School of Corporate Management with semesters at Georgia Institute of Technology and Hong Kong University of Science and Technology.

Martin Berberich, CFA, Director

Portfolio Manager of the fund. Began managing the fund in 2013.

— Joined Deutsche Asset & Wealth Management in 1999 with three years of industry experience; previously, he served as an Institutional Portfolio Manager. Before joining, he worked in the Treasury Department at Robert Bosch GmbH.

— Senior Portfolio Manager for Global Equities within the Global Growth Team: Frankfurt.

— Completed Bank Training Program ("Bankkaufmann") at HypoVereinsbank Wuerzburg; MBA ("Diplom-Kaufmann") from University of Wuerzburg; CFA Charterholder.

Sebastian P. Werner, PhD, Vice President

Portfolio Manager of the fund. Began managing the fund in 2013.

— Joined Deutsche Asset & Wealth Management in 2008; previously, he served as a Research Assistant for the Endowed Chair of Asset Management at the European Business School, Oestrich-Winkel while earning his PhD.

— Portfolio Manager for Global and US Growth Equities: Frankfurt.

— MBA in International Management from the Thunderbird School of Global Management; Masters Degree ("Diplom-Kaufmann") and PhD in Finance ("Dr.rer.pol.") from the European Business School, Oestrich-Winkel.

Terms to Know

The MSCI All Country (AC) World Index tracks the performance of stocks in 45 countries comprising 24 developed and 21 emerging markets. Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

The Morningstar Foreign Large Blend Funds category consists of funds that typically invest in a variety of large international stocks. Most of these funds divide their assets among a dozen or more developed markets, including Japan, Britain, France and Germany, and tend to invest the rest in emerging markets such as Hong Kong, Brazil, Mexico and Thailand. These funds typically will have less than 20% of assets invested in U.S. stocks.

Quantitative easing entails the Fed’s purchase of government and other securities from the market in an effort to increase money supply.

Underweight means the fund holds a lower weighting in a given sector or security than the benchmark. Overweight means it holds a higher weighting.

The consumer staples sector represents companies that produce essential items such as food, beverages and household items.

Performance Summary October 31, 2014 (Unaudited)
Class A	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/14
Unadjusted for Sales Charge	4.45%	7.28%	5.10%
Adjusted for the Maximum Sales Charge (max 5.75% load)	–1.55%	6.01%	4.48%
MSCI All Country (AC) World Index†	7.77%	10.57%	7.09%
Class B	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/14
Unadjusted for Sales Charge	3.52%	6.46%	4.30%
Adjusted for the Maximum Sales Charge (max 4.00% CDSC)	0.52%	6.30%	4.30%
MSCI All Country (AC) World Index†	7.77%	10.57%	7.09%
Class C	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/14
Unadjusted for Sales Charge	3.65%	6.49%	4.31%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	3.65%	6.49%	4.31%
MSCI All Country (AC) World Index†	7.77%	10.57%	7.09%
Class R	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/14
No Sales Charges	4.15%	7.02%	4.92%
MSCI All Country (AC) World Index†	7.77%	10.57%	7.09%
Class S	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/14
No Sales Charges	4.57%	7.47%	5.36%
MSCI All Country (AC) World Index†	7.77%	10.57%	7.09%
Institutional Class	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/14
No Sales Charges	4.54%	7.63%	5.47%
MSCI All Country (AC) World Index†	7.77%	10.57%	7.09%

Performance in the Average Annual Total Returns table(s) above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2014 are 1.80%, 2.74%, 2.53%, 2.08%, 1.55% and 1.35% for Class A, Class B, Class C, Class R, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

The Fund may charge a 2% fee for redemptions of shares held less than 15 days.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Returns shown for Class S shares prior to their inception on February 28, 2005 are derived from the historical performance of Institutional Class shares of the predecessor Fund's original share class during such periods and have been adjusted to reflect the different total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

Yearly periods ended October 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

† The MSCI All Country (AC) World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The index consists of 45 country indices comprising 24 developed and 21 emerging market country indices.
	Class A	Class B	Class C	Class R	Class S	Institutional Class
Net Asset Value
10/31/14	$8.47	$8.15	$8.16	$8.23	$8.22	$8.23
10/31/13	$8.24	$7.94	$7.94	$8.01	$8.00	$8.02
Distribution Information as of 10/31/14
Income Dividends, Twelve Months	$.13	$.07	$.07	$.11	$.14	$.15

Investment Portfolio as of October 31, 2014
	Shares	Value ($)

Common Stocks 100.1%
Belgium 2.3%
Anheuser-Busch InBev NV (Cost $642,089)	9,000	997,409
Brazil 1.6%
CCR SA	40,000	297,833
Estacio Participacoes SA	33,000	382,219
(Cost $629,059)		680,052
Canada 7.3%
Agnico Eagle Mines Ltd.	17,000	399,500
Alimentation Couche-Tard, Inc. "B"	22,000	746,639
Brookfield Asset Management, Inc. "A"	20,000	979,016
Canadian Pacific Railway Ltd.	5,000	1,040,016
(Cost $2,565,809)		3,165,171
Finland 2.0%
Nokia Oyj	80,000	668,419
Stora Enso Oyj "R"	25,000	206,449
(Cost $833,201)		874,868
France 1.4%
Pernod Ricard SA (Cost $596,055)	5,500	627,305
Germany 5.2%
adidas AG	4,500	327,639
BASF SE	5,000	440,406
Fresenius Medical Care AG & Co. KGaA	20,000	1,467,133
(Cost $2,075,962)		2,235,178
Indonesia 0.3%
PT Indofood CBP Sukses Makmur Tbk (Cost $190,164)	170,000	155,692
Ireland 4.4%
Glanbia PLC	43,000	607,348
Kerry Group PLC "A"	8,000	543,795
Shire PLC	11,000	732,287
(Cost $1,519,845)		1,883,430
Italy 1.6%
Unipol Gruppo Finanziario SpA	110,000	531,751
World Duty Free SpA*	17,000	143,796
(Cost $567,317)		675,547
Luxembourg 1.3%
Eurofins Scientific (Cost $505,937)	2,200	557,031
Malaysia 0.7%
IHH Healthcare Bhd. (Cost $247,400)	190,000	286,108
Netherlands 1.2%
Sensata Technologies Holding NV* (a) (Cost $509,760)	11,000	536,910
Norway 1.1%
DNO ASA* (b) (Cost $421,816)	190,000	461,695
Panama 1.1%
Copa Holdings SA "A" (Cost $433,872)	4,000	467,680
Philippines 1.4%
Metropolitan Bank & Trust Co. (Cost $632,006)	325,000	597,313
Spain 1.0%
Atresmedia Corp. de Medios de Comunicacion SA (Cost $453,388)	30,000	439,829
Sweden 6.4%
Assa Abloy AB "B"	14,000	744,547
Atlas Copco AB "A"	22,000	635,652
Svenska Cellulosa AB "B"	30,000	672,506
Swedish Match AB	22,000	715,323
(Cost $2,643,971)		2,768,028
Switzerland 2.7%
Nestle SA (Registered)	10,000	732,107
Novartis AG (Registered)	4,500	417,348
(Cost $577,048)		1,149,455
United Kingdom 7.0%
Anglo American PLC	34,000	717,291
Aon PLC (a)	7,000	602,000
AVEVA Group PLC	16,000	393,729
British American Tobacco PLC	7,000	397,580
Halma PLC	28,000	279,538
Intertek Group PLC	9,000	392,301
Spirax-Sarco Engineering PLC	5,000	228,242
(Cost $3,427,477)		3,010,681
United States 50.1%
Actavis PLC*	2,300	558,302
Allergan, Inc.	3,000	570,180
Alliance Data Systems Corp.*	2,300	651,705
Amgen, Inc.	4,000	648,720
Amphenol Corp. "A"	24,000	1,213,920
Bristol-Myers Squibb Co.	12,000	698,280
Bristow Group, Inc.	5,500	406,450
CBRE Group, Inc. "A"*	18,000	576,000
Cerner Corp.*	9,000	570,060
Colfax Corp.*	15,000	815,700
Danaher Corp.	8,000	643,200
DIRECTV*	8,000	694,320
Discovery Communications, Inc. "A"*	8,000	282,800
Discovery Communications, Inc. "C"*	8,000	279,920
eBay, Inc.*	11,000	577,500
Ecolab, Inc.	6,000	667,380
Express Scripts Holding Co.*	13,000	998,660
Exxon Mobil Corp.	7,000	676,970
Fastenal Co. (b)	7,000	308,280
JPMorgan Chase & Co.	13,000	786,240
Las Vegas Sands Corp.	11,000	684,860
LKQ Corp.*	20,000	571,400
MasTec, Inc.* (b)	16,000	458,240
MasterCard, Inc. "A"	10,000	837,500
Mead Johnson Nutrition Co.	4,500	446,895
Monster Beverage Corp.*	8,000	807,040
Noble Energy, Inc.	13,000	749,190
Omnicare, Inc.	5,000	332,950
Pall Corp.	9,000	822,780
Praxair, Inc.	7,000	881,930
PTC, Inc.*	6,000	228,900
Schlumberger Ltd.	7,500	739,950
The Travelers Companies, Inc.	7,000	705,600
United Technologies Corp.	6,500	695,500
(Cost $18,883,160)		21,587,322
Total Common Stocks (Cost $38,355,336)		43,156,704

Participatory Note 0.6%
Nigeria
Zenith Bank PLC (issuer Merrill Lynch International) Expiration Date 8/21/2015 (Cost $272,509)	2,015,600	257,958

Securities Lending Collateral 1.7%
Daily Assets Fund Institutional, 0.08% (c) (d) (Cost $739,053)	739,053	739,053

Cash Equivalents 0.6%
Central Cash Management Fund, 0.07% (c) (Cost $239,492)	239,492	239,492

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $39,606,390)†	103.0	44,393,207
Other Assets and Liabilities, Net	(3.0)	(1,284,338)
Net Assets	100.0	43,108,869

* Non-income producing security.

† The cost for federal income tax purposes was $39,653,354. At October 31, 2014, net unrealized appreciation for all securities based on tax cost was $4,739,853. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $5,968,321 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,228,468.

(a) Listed on the New York Stock Exchange.

(b) All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at October 31, 2014 amounted to $714,545, which is 1.7% of net assets.

(c) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(d) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

At October 31, 2014, open futures contracts purchased were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Depreciation ($)
Mini MSCI Emerging Market Index	USD	12/19/2014	10	506,800	(25,400)

Currency Abbreviations
USD United States Dollar

MSCI: Morgan Stanley Capital International

For information on the Fund's policy and additional disclosures regarding futures contracts, please refer to the Derivatives section of Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2014 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Common Stocks
Belgium	$—	$997,409	$—	$997,409
Brazil	680,052	—	—	680,052
Canada	3,165,171	—	—	3,165,171
Finland	—	874,868	—	874,868
France	—	627,305	—	627,305
Germany	—	2,235,178	—	2,235,178
Indonesia	—	155,692	—	155,692
Ireland	—	1,883,430	—	1,883,430
Italy	—	675,547	—	675,547
Luxembourg	—	557,031	—	557,031
Malaysia	—	286,108	—	286,108
Netherlands	536,910	—	—	536,910
Norway	—	461,695	—	461,695
Panama	467,680	—	—	467,680
Philippines	—	597,313	—	597,313
Spain	—	439,829	—	439,829
Sweden	—	2,768,028	—	2,768,028
Switzerland	—	1,149,455	—	1,149,455
United Kingdom	602,000	2,408,681	—	3,010,681
United States	21,587,322	—	—	21,587,322
Participatory Note	—	257,958	—	257,958
Short-Term Investments (e)	978,545	—	—	978,545
Total	$28,017,680	$16,375,527	$—	$44,393,207
Liabilities	Level 1	Level 2	Level 3	Total

Derivatives (f)
Futures Contracts	$(25,400)	$—	$—	$(25,400)
Total	$(25,400)	$—	$—	$(25,400)

There have been no transfers between fair value measurement levels during the year ended October 31, 2014.

(e) See Investment Portfolio for additional detailed categorizations.

(f) Derivatives include unrealized appreciation (depreciation) on open futures contracts.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of October 31, 2014
Assets
Investments: Investments in non-affiliated securities, at value (cost $38,627,845) — including $714,545 of securities loaned	$43,414,662
Investment in Daily Assets Fund Institutional (cost $739,053)*	739,053
Investment in Central Cash Management Fund (cost $239,492)	239,492
Total investments in securities, at value (cost $39,606,390)	44,393,207
Cash	5,400
Foreign currency, at value (cost $83,448)	83,259
Deposit with broker for futures contracts	21,401
Receivable for investments sold	668,531
Receivable for Fund shares sold	9,786
Dividends receivable	15,653
Interest receivable	91
Receivable for variation margin on futures contracts	1,950
Foreign taxes recoverable	65,289
Other assets	12,145
Total assets	45,276,712
Liabilities
Payable upon return of securities loaned	739,053
Payable for Fund shares redeemed	1,250,573
Accrued management fee	12,995
Accrued Directors' fee	733
Other accrued expenses and payables	164,489
Total liabilities	2,167,843
Net assets, at value	$43,108,869

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of October 31, 2014 (continued)
Net Assets Consist of
Net unrealized appreciation (depreciation) on: Investments	4,786,817
Futures	(25,400)
Foreign currency	(3,579)
Accumulated net realized gain (loss)	(49,775,416)
Paid-in capital	88,126,447
Net assets, at value	$43,108,869
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($18,403,897 ÷ 2,172,665 shares of capital stock outstanding, $.01 par value, $50,000,000 shares authorized)	$8.47
Maximum offering price per share (100 ÷ 94.25 of $8.47)	$8.99
Class B Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($117,630 ÷ 14,426 shares of capital stock outstanding, $.01 par value, $50,000,000 shares authorized)	$8.15
Class C Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($3,245,790 ÷ 397,958 shares of capital stock outstanding, $.01 par value, $50,000,000 shares authorized)	$8.16
Class R Net Asset Value, offering and redemption price(a) per share ($1,346,536 ÷ 163,585 shares of capital stock outstanding, $.01 par value, $50,000,000 shares authorized)	$8.23
Class S Net Asset Value, offering and redemption price(a) per share ($11,277,235 ÷ 1,371,583 shares of capital stock outstanding, $.01 par value, $50,000,000 shares authorized)	$8.22
Institutional Class Net Asset Value, offering and redemption price(a) per share ($8,717,781 ÷ 1,059,292 shares of capital stock outstanding, $.01 par value, $50,000,000 shares authorized)	$8.23

(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended October 31, 2014
Investment Income
Income: Dividends (net of foreign taxes withheld of $62,904)	$817,128
Income distributions — Central Cash Management Fund	941
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	20,983
Total income	839,052
Expenses: Management fee	366,596
Administration fee	52,371
Services to shareholders	102,422
Distribution and service fees	95,330
Custodian fee	36,899
Professional fees	89,699
Reports to shareholders	39,919
Registration fees	75,278
Directors' fees and expenses	3,395
Other	27,409
Total expenses before expense reductions	889,318
Expense reductions	(143,313)
Total expenses after expense reductions	746,005
Net investment income (loss)	93,047
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	3,561,597
Futures	61,046
Foreign currency	(30,867)
3,591,776
Change in net unrealized appreciation (depreciation) on: Investments	(1,001,914)
Futures	(25,400)
Foreign currency	(5,390)
(1,032,704)
Net gain (loss)	2,559,072
Net increase (decrease) in net assets resulting from operations	2,652,119

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended October 31,
Increase (Decrease) in Net Assets	2014	2013
Operations: Net investment income (loss)	$93,047	$925,035
Net realized gain (loss)	3,591,776	15,794,706
Change in net unrealized appreciation (depreciation)	(1,032,704)	(2,977,285)
Net increase (decrease) in net assets resulting from operations	2,652,119	13,742,456
Distributions to shareholders from: Net investment income: Class A	(353,259)	(509,189)
Class B	(1,638)	(5,515)
Class C	(29,583)	(50,770)
Class R	(18,416)	(40,840)
Class S	(229,276)	(319,911)
Institutional Class	(467,526)	(813,568)
Total distributions	(1,099,698)	(1,739,793)
Fund share transactions: Proceeds from shares sold	5,335,518	8,497,832
Reinvestment of distributions	1,071,148	1,697,693
Payments for shares redeemed	(30,546,774)	(29,887,920)
Redemption fees	1,022	109
Net increase (decrease) in net assets from Fund share transactions	(24,139,086)	(19,692,286)
Increase (decrease) in net assets	(22,586,665)	(7,689,623)
Net assets at beginning of period	65,695,534	73,385,157
Net assets at end of period (including undistributed net investment income of $0 and $1,019,440, respectively)	$43,108,869	$65,695,534

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Years Ended October 31,
Class A	2014	2013	2012	2011	2010
Selected Per Share Data
Net asset value, beginning of period	$8.24	$6.90	$6.73	$7.36	$6.56
Income (loss) from investment operations: Net investment income (loss)a	.01	.10	.15	.12	.08
Net realized and unrealized gain (loss)	.35	1.40	.15	(.58)	.79
Total from investment operations	.36	1.50	.30	(.46)	.87
Less distributions from: Net investment income	(.13)	(.16)	(.13)	(.17)	(.09)
Increase from regulatory settlements	—	—	—	—	.02	d
Redemption fees	.00 *	.00 *	.00 *	.00 *	.00	*
Net asset value, end of period	$8.47	$8.24	$6.90	$6.73	$7.36
Total Return (%)b,c	4.45	22.16	4.71	(6.44)	13.65
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	18	22	23	28	37
Ratio of expenses before expense reductions (%)	1.80	1.77	1.66	1.69	1.61
Ratio of expenses after expense reductions (%)	1.47	1.49	1.58	1.68	1.60
Ratio of net investment income (%)	.17	1.34	2.25	1.66	1.31
Portfolio turnover rate (%)	70	124	21	25	28
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
d Includes a non-recurring payment from the Advisor, which amounted to $0.013 per share, recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements. The Fund also received $0.01 per share of non-affiliated regulatory settlements. Excluding these non-recurring payments, total return would have been 0.35% lower.
* Amount is less than $.005.

	Years Ended October 31,
Class B	2014	2013	2012	2011	2010
Selected Per Share Data
Net asset value, beginning of period	$7.94	$6.64	$6.48	$7.08	$6.31
Income (loss) from investment operations: Net investment income (loss)a	(.05)	.04	.09	.07	.04
Net realized and unrealized gain (loss)	.33	1.37	.15	(.56)	.74
Total from investment operations	.28	1.41	.24	(.49)	.78
Less distributions from: Net investment income	(.07)	(.11)	(.08)	(.11)	(.03)
Increase from regulatory settlements	—	—	—	—	.02	d
Redemption fees	.00 *	.00 *	.00 *	.00 *	.00	*
Net asset value, end of period	$8.15	$7.94	$6.64	$6.48	$7.08
Total Return (%)b,c	3.52	21.39	3.84	(7.06)	12.75
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.1	.2	.4	1	2
Ratio of expenses before expense reductions (%)	2.80	2.71	2.60	2.48	2.47
Ratio of expenses after expense reductions (%)	2.22	2.24	2.34	2.44	2.32
Ratio of net investment income (loss) (%)	(.62)	.57	1.41	.90	.59
Portfolio turnover rate (%)	70	124	21	25	28
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
d Includes a non-recurring payment from the Advisor, which amounted to $0.011 per share, recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements. The Fund also received $0.01 per share of non-affiliated regulatory settlements. Excluding these non-recurring payments, total return would have been 0.35% lower.
* Amount is less than $.005.

	Years Ended October 31,
Class C	2014		2013		2012		2011		2010
Selected Per Share Data
Net asset value, beginning of period	$7.94		$6.64		$6.47		$7.08		$6.31
Income (loss) from investment operations: Net investment income (loss)a	(.05)		.04		.10		.07		.04
Net realized and unrealized gain (loss)	.34		1.37		.15		(.57)		.74
Total from investment operations	.29		1.41		.25		(.50)		.78
Less distributions from: Net investment income	(.07)		(.11)		(.08)		(.11)		(.03)
Increase from regulatory settlements	—		—		—		—		.02	d
Redemption fees	.00	*	.00	*	.00	*	.00	*	.00	*
Net asset value, end of period	$8.16		$7.94		$6.64		$6.47		$7.08
Total Return (%)b	3.65	c	21.39	c	4.01	c	(7.21	)c	12.75
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3		4		3		4		6
Ratio of expenses before expense reductions (%)	2.54		2.50		2.42		2.44		2.34
Ratio of expenses after expense reductions (%)	2.22		2.24		2.33		2.43		2.34
Ratio of net investment income (loss) (%)	(.58)		.60		1.54		.91		.57
Portfolio turnover rate (%)	70		124		21		25		28
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
d Includes a non-recurring payment from the Advisor, which amounted to $0.012 per share, recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements. The Fund also received $0.01 per share of non-affiliated regulatory settlements. Excluding these non-recurring payments, total return would have been 0.35% lower.
* Amount is less than $.005.

	Years Ended October 31,
Class R	2014		2013		2012		2011		2010
Selected Per Share Data
Net asset value, beginning of period	$8.01		$6.70		$6.54		$7.16		$6.40
Income (loss) from investment operations: Net investment income (loss)a	(.01)		.08		.13		.11		.07
Net realized and unrealized gain (loss)	.34		1.37		.15		(.58)		.76
Total from investment operations	.33		1.45		.28		(.47)		.83
Less distributions from: Net investment income	(.11)		(.14)		(.12)		(.15)		(.09)
Increase from regulatory settlements	—		—		—		—		.02	c
Redemption fees	.00	*	.00	*	.00	*	.00	*	.00	*
Net asset value, end of period	$8.23		$8.01		$6.70		$6.54		$7.16
Total Return (%)	4.15	b	21.98	b	4.44	b	(6.67	)b	13.35
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1		1		2		2		2
Ratio of expenses before expense reductions (%)	2.08		2.05		1.87		1.94		1.79
Ratio of expenses after expense reductions (%)	1.72		1.74		1.83		1.90		1.79
Ratio of net investment income (%)	(.07)		1.05		2.02		1.44		1.12
Portfolio turnover rate (%)	70		124		21		25		28
a Based on average shares outstanding during the period.
b Total return would have been lower had certain expenses not been reduced.
c Includes a non-recurring payment from the Advisor, which amounted to $0.013 per share, recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements. The Fund also received $0.01 per share of non-affiliated regulatory settlements. Excluding these non-recurring payments, total return would have been 0.35% lower.
* Amount is less than $.005.

	Years Ended October 31,
Class S	2014	2013	2012	2011	2010
Selected Per Share Data
Net asset value, beginning of period	$8.00	$6.71	$6.54	$7.15	$6.40
Income (loss) from investment operations: Net investment income (loss)a	.02	.11	.16	.14	.10
Net realized and unrealized gain (loss)	.34	1.36	.16	(.57)	.75
Total from investment operations	.36	1.47	.32	(.43)	.85
Less distributions from: Net investment income	(.14)	(.18)	(.15)	(.18)	(.12)
Increase from regulatory settlements	—	—	—	—	.02	c
Redemption fees	.00 *	.00 *	.00 *	.00 *	.00	*
Net asset value, end of period	$8.22	$8.00	$6.71	$6.54	$7.15
Total Return (%)b	4.57	22.28	5.05	(6.17)	13.72
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	11	13	12	14	16
Ratio of expenses before expense reductions (%)	1.58	1.52	1.44	1.46	1.42
Ratio of expenses after expense reductions (%)	1.32	1.34	1.34	1.44	1.39
Ratio of net investment income (%)	.31	1.48	2.53	1.90	1.52
Portfolio turnover rate (%)	70	124	21	25	28
a Based on average shares outstanding during the period.
b Total return would have been lower had certain expenses not been reduced.
c Includes a non-recurring payment from the Advisor, which amounted to $0.012 per share, recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements. The Fund also received $0.01 per share of non-affiliated regulatory settlements. Excluding these non-recurring payments, total return would have been 0.35% lower.
* Amount is less than $.005.

	Years Ended October 31,
Institutional Class	2014		2013		2012	2011	2010
Selected Per Share Data
Net asset value, beginning of period	$8.02		$6.71		$6.55	$7.17	$6.40
Income (loss) from investment operations: Net investment income (loss)a	.03		.11		.17	.15	.12
Net realized and unrealized gain (loss)	.33		1.38		.15	(.57)	.75
Total from investment operations	.36		1.49		.32	(.42)	.87
Less distributions from: Net investment income	(.15)		(.18)		(.16)	(.20)	(.12)
Increase from regulatory settlements	—		—		—	—	.02	c
Redemption fees	.00	*	.00	*	.00 *	.00 *	.00	*
Net asset value, end of period	$8.23		$8.02		$6.71	$6.55	$7.17
Total Return (%)	4.54	b	22.65	b	5.14	(6.10)	14.10
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	9		25		32	29	52
Ratio of expenses before expense reductions (%)	1.37		1.32		1.23	1.25	1.13
Ratio of expenses after expense reductions (%)	1.22		1.24		1.23	1.25	1.13
Ratio of net investment income (%)	.31		1.48		2.71	2.09	1.78
Portfolio turnover rate (%)	70		124		21	25	28
a Based on average shares outstanding during the period.
b Total return would have been lower had certain expenses not been reduced.
c Includes a non-recurring payment from the Advisor, which amounted to $0.013 per share, recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements. The Fund also received $0.01 per share of non-affiliated regulatory settlements. Excluding these non-recurring payments, total return would have been 0.35% lower.
* Amount is less than $.005.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche Global Equity Fund (formerly DWS Global Equity Fund) (the "Fund") is a diversified series of Deutsche International Fund, Inc. (formerly DWS International Fund, Inc.) (the "Corporation"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares of the Fund are closed to new purchases, except exchanges or the reinvestment of dividends or other distributions. Class B shares were offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Class R shares are only available to participants in certain retirement plans and are offered to investors without an initial or contingent deferred sales charge. Institutional Class shares are generally available only to qualified institutions, are not subject to initial or contingent deferred sales charges and generally have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of their financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Participatory Notes. The Fund invests in Participatory Notes (P-Notes). P-Notes are promissory notes designed to offer a return linked to the performance of a particular underlying equity security or market. P-Notes are issued by banks or broker-dealers and allow the Fund to gain exposure to local shares in foreign markets. Investments in P-Notes involve the same risks associated with a direct investment in the underlying foreign companies or foreign markets that they seek to replicate. Although each participation note is structured with a defined maturity date, early redemption may be possible. Risks associated with participation notes include the possible failure of a counterparty to perform in accordance with the terms of the agreement and potential delays or an inability to redeem before maturity under certain market conditions.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains the benefits of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of October 31, 2014, the Fund had securities on loan. The value of the related collateral exceeded the value of the securities loaned at period end.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At October 31, 2014, the Fund had a net tax basis capital loss carryforward of approximately $49,754,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2017, the expiration date, whichever occurs first.

The Fund has reviewed the tax positions for each of the open tax years as of October 31, 2014 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open, subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to net investment losses incurred by the Fund, investments in foreign denominated securities and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2014, the Fund's components of distributable earnings (accumulated loss) on a tax basis were as follows:
Capital loss carryforwards	$(49,754,000)
Net unrealized appreciation (depreciation) on investments	$4,739,853

In addition, the tax character of distributions paid to shareholders by the Fund are summarized as follows:
	Years Ended October 31,
	2014	2013
Distributions from ordinary income*	$1,099,698	$1,739,793

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on Fund share redeemed or exchanged within 15 days of buying them, either by purchase or exchange (subject to certain exceptions). This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in-capital.

Expenses. Expenses of the Corporation arising in connection with a specific Fund are allocated to that Fund. Other Corporation expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Corporation based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Derivative Instruments

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended October 31, 2014, the Fund used futures contracts as a means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency in which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of October 31, 2014 is included in a table following the Fund's Investment Portfolio. For the year ended October 31, 2014, the investment in futures contracts purchased had a total notional value generally indicative of a range from $0 to approximately $4,580,000.

The following table summarizes the value of the Fund's derivative instruments held as of October 31, 2014 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Liability Derivative	Futures Contracts
Equity Contracts (a)	$(25,400)
The above derivative is located in the following Statement of Assets and Liabilities account:
(a) Includes cumulative depreciation of futures contracts disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended October 31, 2014 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Futures Contracts
Equity Contracts (a)	$61,046
The above derivative is located in the following Statement of Operations account: (a) Net realized gain (loss) from futures

Change in Net Unrealized Appreciation (Depreciation)	Futures Contracts
Equity Contracts (a)	$(25,400)
The above derivative is located in the following Statement of Operations account: (a) Change in net unrealized appreciation (depreciation) on futures

C. Purchases and Sales of Securities

During the year ended October 31, 2014, purchases and sales of investment securities (excluding short-term investments) aggregated $35,639,782 and $59,678,760, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $1.5 billion of the Fund's average daily net assets	.700%
Next $1.75 billion of such net assets	.685%
Next $1.75 billion of such net assets	.670%
Over $5.0 billion of such net assets	.655%

Accordingly, for the year ended October 31, 2014, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursement) of 0.70% of the Fund's average daily net assets.

For the period from November 1, 2013 through September 30, 2014, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	1.46%
Class B	2.21%
Class C	2.21%
Class R	1.71%
Class S	1.31%
Institutional Class	1.21%

Effective October 1, 2014 through September 30, 2015, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	1.44%
Class B	2.19%
Class C	2.19%
Class R	1.69%
Class S	1.29%
Institutional Class	1.19%

For the year ended October 31, 2014, fees waived and/or expenses reimbursed for each class are as follows:
Class A	$72,456
Class B	942
Class C	11,344
Class R	5,150
Class S	33,168
Institutional Class	20,253
$143,313

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended October 31, 2014, the Administration Fee was $52,371, of which $3,768 is unpaid.

Service Provider Fees. DeAWM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee they receive from the Fund. For the year ended October 31, 2014, the amounts charged to the Fund by DSC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at October 31, 2014
Class A	$37,725	$9,237
Class B	627	117
Class C	4,180	968
Class R	266	65
Class S	23,695	5,954
Institutional Class	3,435	274
	$69,928	$16,615

Distribution and Service Fees. Under the Fund's Class B, C and R 12b-1 Plans, DeAWM Distributors, Inc. ("DDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of the average daily net assets of each of Class B and C shares of the Fund, and 0.25% of the average daily net assets of Class R shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class B, C and R shares. For the year ended October 31, 2014, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at October 31, 2014
Class B	$1,221	$73
Class C	26,193	2,031
Class R	3,511	287
	$30,925	$2,391

In addition, DDI provides information and administrative services for a fee ("Service Fee") to Class A, B, C and R shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2014, the Service Fee was as follows:
Service Fee	Total Aggregated	Unpaid at October 31, 2014	Annual Rate
Class A	$51,853	$8,292	.24%
Class B	380	69	.23%
Class C	8,670	1,474	.25%
Class R	3,502	751	.25%
	$64,405	$10,586

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2014 aggregated $1,094.

In addition, DDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended October 31, 2014, the CDSC for Class B and C shares aggregated $64 and $10, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended October 31, 2014, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $21,448, of which $8,554 is unpaid.

Directors' Fees and Expenses. The Fund paid retainer fees to each Director not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

Security Lending Fees. Deutsche Bank AG serves as lending agent for the Fund. For the year ended October 31, 2014, the Fund incurred lending agent fees to Deutsche Bank AG for the amount of $1,892.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at October 31, 2014.

F. Ownership of the Fund

At October 31, 2014, there was one affiliated shareholder account that held approximately 15% of the outstanding shares of the Fund.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Year Ended October 31, 2014		Year Ended October 31, 2013
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	250,004	$2,096,942	377,021	$2,845,718
Class B	3,252	27,166	881	6,408
Class C	18,648	151,375	68,386	503,776
Class R	50,072	404,607	35,754	259,791
Class S	216,364	1,782,551	231,281	1,696,970
Institutional Class	106,353	872,877	426,774	3,185,169
		$5,335,518		$8,497,832
Shares issued to shareholders in reinvestment of distributions
Class A	41,278	$340,539	68,397	$490,404
Class B	181	1,447	725	5,039
Class C	3,311	26,456	6,752	46,929
Class R	1,900	15,257	5,288	36,910
Class S	28,053	224,145	44,753	311,037
Institutional Class	57,913	463,304	116,002	807,374
		$1,071,148		$1,697,693
Shares redeemed
Class A	(818,699)	$(6,856,693)	(1,044,258)	$(7,771,428)
Class B	(15,824)	(128,222)	(33,147)	(242,363)
Class C	(81,201)	(654,038)	(126,434)	(911,807)
Class R	(50,856)	(417,168)	(186,819)	(1,353,238)
Class S	(506,371)	(4,156,411)	(502,165)	(3,671,353)
Institutional Class	(2,252,229)	(18,334,242)	(2,208,857)	(15,937,731)
		$(30,546,774)		$(29,887,920)
Redemption fees		$1,022		$109
Net increase (decrease)
Class A	(527,417)	$(4,419,096)	(598,840)	$(4,435,301)
Class B	(12,391)	(99,609)	(31,541)	(230,916)
Class C	(59,242)	(476,207)	(51,296)	(361,102)
Class R	1,116	2,696	(145,777)	(1,056,537)
Class S	(261,954)	(2,148,811)	(226,131)	(1,663,270)
Institutional Class	(2,087,963)	(16,998,059)	(1,666,081)	(11,945,160)
		$(24,139,086)		$(19,692,286)

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Deutsche International Fund, Inc. and the Shareholders of Deutsche Global Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Deutsche Global Equity Fund (formerly DWS Global Equity Fund) (the "Fund") at October 31, 2014, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

Boston, Massachusetts December 19, 2014	PricewaterhouseCoopers LLP

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2014 to October 31, 2014).

The tables illustrate your Fund's expenses in two ways:

—Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

—Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, B, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, B, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended October 31, 2014 (Unaudited)
Actual Fund Return	Class A	Class B	Class C	Class R	Class S	Institutional Class
Beginning Account Value 5/1/14	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/14	$1,003.60	$998.80	$1,000.00	$1,002.40	$1,003.70	$1,004.90
Expenses Paid per $1,000*	$7.37	$11.13	$11.14	$8.63	$6.62	$6.11
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class R	Class S	Institutional Class
Beginning Account Value 5/1/14	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/14	$1,017.85	$1,014.06	$1,014.06	$1,016.59	$1,018.60	$1,019.11
Expenses Paid per $1,000*	$7.43	$11.22	$11.22	$8.69	$6.67	$6.16

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class R	Class S	Institutional Class
Deutsche Global Equity Fund	1.46%	2.21%	2.21%	1.71%	1.31%	1.21%

For more information, please refer to the Fund's prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Tax Information (Unaudited)

For corporate shareholders, 25% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund's fiscal year ended October 31, 2014, qualified for the dividends received deduction.

For federal income tax purposes, the Fund designates $968,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Directors approved the renewal of Deutsche Global Equity Fund’s investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2014.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— In September 2014, all of the Fund’s Directors were independent of DIMA and its affiliates.

— The Directors met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee, in coordination with the Board’s Equity Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability compiled by a fee consultant retained by the Fund’s Independent Directors (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Directors regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Directors were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of Deutsche Bank AG ("DB"), a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

In 2012, DB combined its Asset Management (of which DIMA was a part) and Wealth Management divisions into a new Asset and Wealth Management ("AWM") division. DB has advised the Independent Directors that the U.S. asset management business is a critical and integral part of DB, and that DB will continue to invest in AWM a significant portion of the savings it has realized by combining its Asset and Wealth Management divisions, including ongoing enhancements to AWM’s investment capabilities. DB also has confirmed its commitment to maintaining strong legal and compliance groups within the AWM division.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled by the Fee Consultant using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for each of the one-, three- and five-year periods ended December 31, 2013, the Fund’s performance (Class A shares) was in the 3rd quartile of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2013.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2013). The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2013, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Lipper Universe Expenses. The Board also considered how the Fund’s total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitations agreed to by DIMA helped to ensure that the Fund’s total (net) operating expenses would remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable funds and considered differences between the Fund and the comparable funds.

The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts and funds offered primarily to European investors ("Deutsche Europe funds") managed by DIMA and its affiliates. The Board noted that DIMA indicated that it does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche U.S. mutual funds ("Deutsche Funds"), as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DIMA’s chief compliance officer and the Fund’s chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Directors and counsel present. It is possible that individual Directors may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013, and Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009–present; Clinical Professor from 1997–September 2009); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	105	—
William McClayton (1944) Vice Chairperson since 2013, and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	105	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.2 (provider of disease and care management services) (2003–2014); Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	105	Portland General Electric2 (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); North Bennett Street School (Boston); former Directorships: Belo Corporation2 (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College	105	Lead Director, Becton Dickinson and Company2 (medical technology company)
Dawn-Marie Driscoll (1946) Board Member since 1987
Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene's (retail) (1978–1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		105	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	105	—
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Chair, Governing Council of the Independent Directors Council (Chairman of Education Committee); formerly: Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); former Directorships: Prisma Energy International	105	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	105	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care2 (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	105	Director, Becton Dickinson and Company2 (medical technology company) (2012– present); Director, BioTelemetry Inc.2 (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	105	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996). Directorships: The William and Flora Hewlett Foundation (charitable organization); former Directorships: Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	105	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	105	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Business Experience and Directorships During the Past Five Years
Brian E. Binder8 (1972) President and Chief Executive Officer, 2013–present
Managing Director3 and Head of Fund Administration, Deutsche Asset & Wealth Management (2013–present); formerly: Head of Business Management and Consulting at Invesco, Ltd. (2010–2012); Chief Administrative Officer, Van Kampen Funds Inc. (2008–2010); and Chief Administrative Officer, Morgan Stanley Investment Management Americas Distribution (2003–2008)

John Millette7 (1962) Vice President and Secretary, 1999–present	Director,3 Deutsche Asset & Wealth Management
Melinda Morrow6 (1970) Vice President, 2012–present	Director,3 Deutsche Asset & Wealth Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present
Managing Director,3 Deutsche Asset & Wealth Management (since July 2004); formerly: Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998–2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994–1998)

Caroline Pearson7 (1962) Chief Legal Officer, 2010–present	Managing Director,3 Deutsche Asset & Wealth Management; formerly: Assistant Secretary for DWS family of funds (1997–2010)
Robert Kloby6 (1962) Chief Compliance Officer, 2006–present	Managing Director,3 Deutsche Asset & Wealth Management
Wayne Salit6 (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,3 Deutsche Asset & Wealth Management; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Hepsen Uzcan7 (1974) Assistant Secretary, 2013–present	Director,3 Deutsche Asset & Wealth Management
Paul Antosca7 (1957) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management
Jack Clark7 (1967) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management
Diane Kenneally7 (1966) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management

1 The length of time served represents the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 222 South Riverside Plaza, Chicago, IL 60606.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other Deutsche funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:
(800) 728-3337

Web Site
deutschefunds.com
View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

Written Correspondence	Deutsche Asset & Wealth Management PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Portfolio Holdings
Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the fund's current prospectus for more information.

Principal Underwriter	If you have questions, comments or complaints, contact: DeAWM Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management
Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset & Wealth Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.
DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.
Deutsche Asset & Wealth Management is the retail brand name in the U.S. for the wealth management and asset management activities of Deutsche Bank AG and DIMA. Deutsche Asset & Wealth Management is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	DBISX	DBIBX	DBICX	DBIVX	MGINX
CUSIP Number	25156G 871	25156G 889	25156G 806	25156G 608	25156G 509
Fund Number	499	699	799	2399	559

For shareholders of Class R
Automated Information Line	DeAWM Flex Plan Access (800) 728-3337 24-hour access to your retirement plan account.
Web Site
deutschefunds.com
Click "Retirement Plans" to reallocate assets, process transactions, review your funds, and subscribe to fund updates by e-mail through our secure online account access.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a service representative.
Written Correspondence	DeAWM Service Company 222 South Riverside Plaza Chicago, IL 60606-5806
Nasdaq Symbol	DBITX
CUSIP Number	25156G 707
Fund Number	1501

Deutsche Asset
& Wealth Management

222 South Riverside Plaza
Chicago, IL 60606-5808

DG EF-2
(R-024957-5 12/14)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DEUTSCHE GLOBAL EQUITY FUND
FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years.  The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended October 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2014	$66,641	$0	$0	$2,350
2013	$63,614	$0	$0	$3,000

“All Other Fees Billed to the Fund” were billed for services associated with foreign tax filings.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended October 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2014	$0	$63,439	$0
2013	$0	$66,535	$0

The “Tax Fees Billed to the Advisor” were billed for services associated with foreign tax filings.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended October 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2014	$2,350	$63,439	$0	$65,789
2013	$3,000	$66,535	$0	$69,535

Audit Committee Pre-Approval Policies and Procedures.  Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000.  All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche Global Equity Fund, a series of Deutsche International Fund, Inc.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	December 30, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	December 30, 2014

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	December 30, 2014